UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

Virgin Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33735	20-8826316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 607-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 24, 2009, Virgin Mobile USA, Inc. (the “Company”) completed its merger (the “Merger”) with Sprint Mozart, Inc. (“Merger Sub”), a wholly owned subsidiary of Sprint Nextel Corporation (“Sprint Nextel”), whereby Merger Sub merged with and into the Company with the Company continuing as the surviving corporation in the Merger, and as a result of which the Company has been acquired by, and has become a wholly owned subsidiary of, Sprint Nextel. The Merger was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 27, 2009, among the Company, Sprint Nextel and Merger Sub. The following events took place in connection with the consummation of the Merger:

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, the Company has terminated its Senior Credit Agreement, dated July 19, 2006, as amended, restated, supplemented or otherwise modified, among Virgin Mobile USA, L.P., the lenders thereto, JPMorgan Chase Bank, N.A., as administrative agent and other agents named therein (the “Senior Credit Agreement”) and its Subordinated Credit Agreement, dated July 19, 2006, as amended, restated, supplemented or otherwise modified, among Virgin Mobile USA, L.P., Virgin Entertainment Holdings, Inc. and SK Telecom Co., Ltd. (the “Subordinated Credit Agreement”). Each of the Senior Credit Agreement and the Subordinated Credit Agreement were terminated at the effective time of the Merger and payments of the amounts previously outstanding thereunder were made in full in cash.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 24, 2009, the Company notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger, pursuant to which each share of the Company’s Class A common stock was converted into the right to receive a number of shares of Series 1 common stock of Sprint Nextel (“Sprint Nextel common stock”), and cash in lieu of fractional shares, based on an exchange ratio set forth in the Merger Agreement and as more fully described in Item 3.03, which information is incorporated by reference. The Company requested that the NYSE file with the Securities and Exchange Commission a notification of removal from listing on Form 25 to report that the shares of the Company’s Class A Common Stock are no longer listed on the NYSE.

Item 3.03	Material Modification to Rights of Security Holders.

On November 24, 2009, the Merger Agreement was adopted by the Company’s stockholders at a special meeting of the Company’s stockholders. Immediately thereafter, the Merger was consummated in accordance with the Merger Agreement. Under the terms of the Merger Agreement:

•

each share of the Company’s Class A common stock held by stockholders of the Company, excluding Sprint Nextel and other stockholders identified in the following two paragraphs, was converted into the right to receive 1.3668 shares of Sprint Nextel common stock, and cash in lieu of fractional shares;

•

each share of the Company’s Class A common stock and Class C common stock held by Corvina Holdings Limited and Cortaire Limited, which we refer to collectively as the Virgin Group, was converted into the right to receive 1.2724 shares of Sprint Nextel common stock, and cash in lieu of fractional shares;

•

each share of the Company’s Class A common stock held by SK Telecom Co., Ltd., which we refer to as SK Telecom, was converted into the right to receive 1.2279 shares of Sprint Nextel common stock, and cash in lieu of fractional shares;

•

each share of the Company’s preferred stock held by the Virgin Group and SK Telecom was converted into the right to receive a number of shares of Sprint Nextel common stock equal to the number of shares of the Company’s Class A common stock into which each share of preferred stock was convertible immediately prior to the Merger, multiplied by 1.2724, in the case of the Virgin Group, and 1.2279, in the case of SK Telecom, and in each case, cash in lieu of fractional shares; and

•	the share of the Company’s Class B common stock, which is held by an affiliate of Sprint Nextel, was canceled without any conversion thereof or any consideration delivered in respect thereto.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2009 and is incorporated herein by reference.

Upon the effective time of the Merger, holders of the Company’s Class A common stock, Class B common stock, Class C common stock and preferred stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company (other than their right to receive the merger consideration).

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly-owned subsidiary of Sprint Nextel. The disclosure under Item 3.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

As a result of the Merger, all of the current directors of the Company resigned from their directorships of the Company and any committees of which they were a member, as of the effective time of the Merger. These resignations were not a result of any disagreements between the Company and the current directors on any matter relating to the Company’s operations, policies or practices. Upon completion of the Merger, the directors of Merger Sub became the directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s certificate of incorporation and the Company’s bylaws were amended and restated in their entirety. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

On November 24, 2009, the Company and Sprint Nextel issued a joint press release announcing the consummation of the Merger. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

(2.1)	Agreement and Plan of Merger, dated as of July 27, 2009, among Virgin Mobile USA, Inc., Sprint Nextel Corporation and Sprint Mozart, Inc. (incorporated by reference to Exhibit 2.1 of Virgin Mobile USA, Inc.’s Current Report on Form 8-K, filed on July 31, 2009).

(3.1)	Amended and Restated Certificate of Incorporation of Virgin Mobile USA, Inc.

(3.2)	Amended and Restated Bylaws of Virgin Mobile USA, Inc.

(99.1)	Joint Press Release of Virgin Mobile USA, Inc. and Sprint Nextel Corporation, dated November 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 24, 2009	Virgin Mobile USA, Inc.

	By:	/s/ Peter Lurie
Name: Peter Lurie
Title: Authorized Officer

EXHIBIT INDEX

Exhibit Number	Description

(2.1)	Agreement and Plan of Merger, dated as of July 27, 2009, among Virgin Mobile USA, Inc., Sprint Nextel Corporation and Sprint Mozart, Inc. (incorporated by reference to Exhibit 2.1 of Virgin Mobile USA, Inc.’s Current Report on Form 8-K, filed on July 31, 2009).

(3.1)	Amended and Restated Certificate of Incorporation of Virgin Mobile USA, Inc.

(3.2)	Amended and Restated Bylaws of Virgin Mobile USA, Inc.

(99.1)	Joint Press Release of Virgin Mobile USA, Inc. and Sprint Nextel Corporation, dated November 24, 2009.